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                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 3, 1999 relating to the financial statements and the financial statement schedule, which appear in the FaxSav Incorporated Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Registration Statement.



                                          /s/ PricewaterhouseCoopers, LLP
                                          -------------------------------
                                          PricewaterhouseCoopers, LLP



May 13, 1999
Florham, Park, New Jersey